SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[x]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

Stillwater Mining Company

(Name of Registrant as Specified In Its Charter)

Clinton Relational Opportunity Master Fund, L.P.

Clinton Magnolia Master Fund, Ltd.

Clinton Spotlight Master Fund, L.P.

Clinton Retail Opportunity Partnership, L.P.

Clinton Relational Opportunity, LLC

Clinton Group, Inc.

George E. Hall

Charles R. Engles

Seth E. Gardner

Michael McMullen

Michael McNamara

Patrice E. Merrin

Brian Schweitzer

Gregory P. Taxin

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-
11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

STILLWATER MINING COMPANY

__________________________

SUPPLEMENT TO PROXY STATEMENT

OF

CLINTON RELATIONAL OPPORTUNITY MASTER FUND, L.P.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GREEN PROXY CARD TODAY

The following supplements the definitive proxy statement dated March 26, 2013 (the "Proxy Statement") filed on Schedule 14A by Clinton Relational Opportunity Master Fund, L.P. ("CREL"), Clinton Magnolia Master Fund, Ltd. ("CMAG"), Clinton Spotlight Master Fund, L.P. ("SPOT"), Clinton Retail Opportunity Partnership, L.P. ("CROP"), Clinton Relational Opportunity, LLC ("CRO"), Clinton Group, Inc. ("CGI"), Mr. George E. Hall ("Mr. Hall" and together with CREL, CMAG, SPOT, CROP, CRO and CGI, "Clinton," "we" or "us") and its nominees named therein in connection with the solicitation of proxies (the "Proxy Solicitation") from the stockholders of Stillwater Mining Company ("Stillwater" or the "Company"). The Proxy Statement was mailed to Stillwater's stockholders on or about March 26, 2013 in connection with the annual meeting of Stillwater's stockholders to be held on May 2, 2013 (the "Annual Meeting").

Except as described in this document, the information provided in the Proxy Statement continues to apply and this supplement should be read in conjunction with the Proxy Statement. To the extent the following information differs from, updates or conflicts with information contained in the Proxy Statement, the supplemental information below is more current. If you need another copy of the Proxy Statement, please contact Okapi Partners LLC ("Okapi"), the proxy solicitor assisting us in connection with the Annual Meeting. To contact Okapi, stockholders may call (212) 297-0720 or call toll-free at (855) 305-0857.

Supplemental Disclosures

On April 9, 2013, Clinton announced that John DeMichiei had decided not to stand for election to the board of directors of Stillwater (the "Board") at the Annual Meeting. As a result, all references to Mr. DeMichiei should be deemed to be removed from the Proxy Statement and, accordingly, we are now seeking, pursuant to Proposal 1, to elect Clinton's slate of seven director nominees, Charles R. Engles, Seth E. Gardner, Michael McMullen, Michael McNamara, Patrice E. Merrin, Brian Schweitzer and Gregory P. Taxin (the "Nominees" and together with Clinton, the "Participants"), to serve as directors on the Board until the 2014 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Portions of the sections of the Proxy Statement entitled "PROPOSAL 1 – ELECTION OF DIRECTORS", "VOTING AND PROXY PROCEDURES" and "SOLICITATION OF PROXIES" are set forth below and supersede and replace the prior information contained in such sections on pages 11 and 22 of the Proxy Statement, respectively.

In addition, an updated GREEN proxy card is enclosed, reflecting the removal of Mr. DeMichiei from our slate of nominees for election at the Annual Meeting. If you have already submitted the original version of the GREEN proxy card, Clinton's representatives named therein will vote your shares of common stock, par value $0.01 per share, of Stillwater (the "Common Stock") as indicated on the proxy card that you submitted. However, because Mr. DeMichiei has withdrawn from consideration as a nominee on our slate, Clinton's representatives will vote in the manner indicated on the proxy card submitted only with respect to the remaining seven director nominees.

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PROPOSAL 1 – ELECTION OF DIRECTORS

The Board currently consists of eight directors. According to the Company's proxy statement filed on Schedule 14A by Stillwater, as supplemented through the date of this supplement (the "Company's Proxy Statement"), the terms of all eight directors expire at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our seven Nominees. If our Proxy Solicitation is successful, the Board will be composed of our Nominees – Ms. Merrin and Messrs. Engles, Gardner, McMullen, McNamara, Schweitzer and Taxin – and the Company's director nominee receiving the highest number of votes in favor of his election at the Annual Meeting. If five or more of our Nominees are elected, they will represent a majority of the members of the Board. There is no assurance that any incumbent director will serve as a director if one or more of our Nominees are elected to the Board.

Clinton is soliciting proxies to elect only the Nominees listed herein. Accordingly, the enclosed GREEN proxy card may only be voted for the Nominees and does not confer voting power with respect to any of the Company's director nominees. Stockholders who return the GREEN proxy card will only be able to vote for the seven Nominees listed on the card and will not have the opportunity to vote for the one additional seat up for election at the Annual Meeting. You can only vote for the Company's director nominees by signing and returning a proxy card provided by the Company or by requesting a legal proxy and casting your ballot in person by attending the Annual Meeting. You should refer to the Company's Proxy Statement for the names, background, qualifications and other information concerning the incumbent directors.

Each of the seven Nominees has agreed to being named as a nominee in this proxy statement and has confirmed his or her willingness to serve on the Board if elected.  Clinton does not expect that any of the seven Nominees will be unable to stand for election, but in the event that a Nominee is unable to or for good cause will not serve, the shares of Common Stock represented by the GREEN proxy card may be voted for a substitute candidate selected by Clinton.  If Clinton determines to add nominees, whether because the Company expands the size of the Board subsequent to the date of this proxy statement or for any other reason, Clinton will supplement this proxy statement.

WE URGE YOU TO VOTE YES TO THE ELECTION OF OUR NOMINEES PURSUANT TO PROPOSAL 1.

2

VOTING AND PROXY PROCEDURES

According to the Company's Proxy Statement, the current Board intends to nominate eight candidates for election as directors at the Annual Meeting.  This proxy statement is soliciting votes to elect only our seven Nominees, Charles R. Engles, Seth E. Gardner, Michael McMullen, Michael McNamara, Patrice E. Merrin, Brian Schweitzer and Gregory P. Taxin.  Accordingly, stockholders who return the GREEN proxy card will only be able to vote for our seven Nominees and will not have the opportunity to vote for the one additional seat up for election at the Annual Meeting. There is no assurance that any of the nominees of Stillwater will serve as directors if any of the Nominees are elected to the Board. If you vote using the GREEN proxy card, you will not be able to vote for any of the Company's nominees for directors. You can only vote for the Company's nominees by signing and returning a proxy card provided by the Company or by requesting a legal proxy and casting your ballot in person by attending the Annual Meeting. The Participants intend to vote all of their shares of Common Stock in favor of the Nominees.

The enclosed GREEN proxy card has been updated to reflect the removal of Mr. DeMichiei from our slate of nominees for election at the Annual Meeting. If you have already submitted the original version of the GREEN proxy card, Clinton's representatives named therein will vote your shares of Common Stock as indicated on the proxy card that you submitted. However, because Mr. DeMichiei has withdrawn from consideration as a nominee on our slate, Clinton's representatives will vote in the manner indicated on the proxy card submitted only with respect to the remaining seven director nominees.

3

[FORM OF PROXY CARD]

PROXY OF STOCKHOLDERS OF STILLWATER MINING COMPANY (THE "COMPANY") IN CONNECTION WITH THE COMPANY'S 2013 ANNUAL MEETING OF STOCKHOLDERS:

THIS PROXY SOLICITATION IS BEING MADE BY CLINTON RELATIONAL OPPORTUNITY MASTER FUND, L.P., CLINTON MAGNOLIA MASTER FUND, LTD., CLINTON SPOTLIGHT MASTER FUND, L.P., CLINTON RETAIL OPPORTUNITY PARTNERSHIP, L.P., CLINTON RELATIONAL OPPORTUNITY, LLC, CLINTON GROUP, INC. AND GEORGE E. HALL (COLLECTIVELY, "CLINTON"), TOGETHER WITH CHARLES R. ENGLES, SETH E. GARDNER, MICHAEL MCMULLEN, MICHAEL MCNAMARA, PATRICE E. MERRIN, BRIAN SCHWEITZER AND GREGORY P. TAXIN (COLLECTIVELY, THE "NOMINEES")

The undersigned appoints George E. Hall and Joseph A. De Perio, and each of them, attorneys and agents with full power of substitution to vote all shares of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company, which the undersigned would be entitled to vote if personally present at the 2013 Annual Meeting of Stockholders of the Company scheduled to be held at the Stillwater Mine, 2526 Nye Road, Nye, Montana 59061, on May 2, 2013, at 2:00 p.m., Mountain Daylight Time (including at any adjournments or postponements thereof and at any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Clinton a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR ALL NOMINEES” PURSUANT TO PROPOSAL 1, “FOR” PROPOSALS 2 AND 4, AND “AGAINST” PROPOSAL 3.

This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

1.	THE ELECTION OF CHARLES R. ENGLES, SETH E. GARDNER, MICHAEL MCMULLEN, MICHAEL MCNAMARA, PATRICE E. MERRIN, BRIAN SCHWEITZER AND GREGORY P. TAXIN TO SERVE AS DIRECTORS ON THE COMPANY'S BOARD OF DIRECTORS.

☐	☐	☐
For All Nominees	Withhold Authority to Vote for all Nominees	For all Nominees Except

INSTRUCTIONS: IF YOU DO NOT WISH YOUR SHARES OF COMMON STOCK TO BE VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL NOMINEES EXCEPT" BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOUR SHARES OF COMMON STOCK WILL BE VOTED FOR THE REMAINING NOMINEE(S). ___________________________________________________________________________________

2.	TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013:

☐	☐	☐
FOR	AGAINST	ABSTAIN

3.	TO VOTE ON THE COMPANY'S PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS:

☐	☐	☐
FOR	AGAINST	ABSTAIN

4.	TO AMEND THE COMPANY’S BYLAWS TO REQUIRE SUPERMAJORITY VOTING FOR CERTAIN BOARD ACTIONS:

☐	☐	☐
FOR	AGAINST	ABSTAIN

IN ORDER FOR YOUR PROXY TO BE VALID, IT MUST BE DATED.

Date:	2013

Signature

Signature (if held jointly)

Title(s):

Please sign exactly as name appears on stock certificates or on label affixed hereto. When shares of Common Stock are held by joint tenants, both should sign. In case of joint owners, EACH joint owner should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such.

THIS SOLICITATION IS BEING MADE BY CLINTON AND THE NOMINEES AND NOT ON BEHALF OF THE COMPANY.

PLEASE SIGN, DATE AND MAIL YOUR PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED.